Prospectus
TIAA-CREF Life Single Premium Immediate Annuities

Single Premium Immediate Variable Annuity Contracts Funded Through TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company


April 1, 2002


This prospectus describes information you should know before investing in the single premium immediate variable annuity contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contracts are designed to provide you with a stream of income for the life of the named annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single premium to a TIAA-CREF Life fixed account or to one or more of the following five separate account variable investment accounts:

   o   Growth Equity              o   Stock Index
   o   Growth & Income            o   Social Choice Equity
   o   International Equity

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the investment account's underlying mutual fund investment performs over time. TIAA-CREF Life doesn't guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.


More information about the separate account and the contracts is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated April 1, 2002. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention:
Central Services), or by calling 800 842-2733, extension 5509. The SAI is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.


The contracts or certain investment options under the contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Table of Contents
Definitions                            3

Summary                                5

The SPIA Contracts                     9

The Variable Investment Accounts      18

The Contract Charges                  19

Federal Income Taxes                  21

Other Information                     23

General Matters                       26

Condensed Financial Information;
  Performance Information             25

Table of Contents for the
  Statement of Additional
  Information                         29


This prospectus outlines the terms of the single premium immediate variable annuities issued by TIAA-CREF Life. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn't rely on it.

Definitions

Throughout the prospectus, "TIAA-CREF Life," "we," and "our" refer to TIAA-CREF Life Insurance Company. "You" and "your" mean any contractowner or any prospective contractowner.

1940 Act. The Investment Company Act of 1940, as amended.

Annuitant. The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made.

Annuity Unit. A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return. 4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary. The person or institution selected by the contractowner to become the new contractowner if the contractowner dies while any annuity payments remain due.

Business Day. Any day that the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day. Any day of the year.

Commuted Value. The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It's less than the total of the future payments, because the future interest we've assumed in computing the series of payments won't be earned if payment is made in one sum. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts. The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single premium immediate annuity contracts.

Contractowner. The person (or persons) who controls all the rights and benefits under a contract.

Current Value. The present value of the future annuity payments, which for variable payments is computed using the assumption that the relevant investment account has an effective annual rate of 4%. In the case of the One-Life and Two-Life Annuities, the present value is determined based on the age of the annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This "current value" definition is used in determining the value of a refund in the event a contract is cancelled during the free-look period.

Fixed Account. The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life's General Account.

General Account. All of TIAA-CREF Life's assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method. The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual income change method.

Income Option. The form of annuity benefit that you select under the Two-Life Annuity. The income options for the Two- Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two- Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-half Benefit While Second Annuitant Survives First Annuitant.

IRC. The Internal Revenue Code of 1986, as amended.

Issue Date. The day that the contract is issued and becomes effective.

Premium. The amount you invest in the contract.

Present Value. The present value of a series of payments is the lump sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant. The natural person whose life, together with the annuitant's life, is used to determine the amount of annuity payments and how long those payments will be made under the Two- Life Annuity.

Separate Account. TIAA-CREF Life Separate Account VA-1.

TIAA. Teachers Insurance and Annuity Association of America.

TIAA-CREF Life. TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day. Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

Valuation Period. The period that starts at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) on any valuation day and ends at the close of regular trading on the next succeeding valuation day.

Summary

Read this summary together with the detailed information you'll find in the rest of the prospectus.

What are TIAA-CREF Life's Single Premium Immediate Annuities (SPIAs)?

TIAA-CREF Life's Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity contracts and receive a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of contracts we offer are:

o the One-Life Annuity, which pays income as long as the annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

o the Two-Life Annuity, which pays income as long as either the annuitant or the second annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an annuitant, continues at either the same or a reduced level for the life of the other annuitant; and

o the Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence. Approvals are pending in certain jurisdictions.

What are my investment options under the contracts?

Under TIAA-CREF Life's SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single premium to the fixed account or to one or more of the separate account's variable investment accounts. Annuity payments from the fixed account are guaranteed over the life of the contract. Annuity payments from the separate account's variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose--i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has five variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

o   Growth Equity Fund

o   Growth & Income Fund

o   International Equity Fund

o   Stock Index Fund

o   Social Choice Equity Fund

TIAA-CREF Life doesn't guarantee the investment performance of the funds or the variable investment accounts, and you bear the entire investment risk.


If you live in Georgia, Hawaii, Idaho, Iowa, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the general account until seven days plus the number of days in the free look period applicable in your state (see Appendix A) have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%.


MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?


You will be able to "transfer" all or part of the future annuity income payable one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable investment account are valued, i.e., you may change your income change method. For more details on transfers and changing your income change method, see "Changing Investment Accounts and Income Change Methods," page 14.

What expenses must I pay under the contracts?

Here's a summary of the direct and indirect expenses you must pay under the contracts.

Contractowner Transaction Expenses
  Sales load imposed on purchases (as a percentage of premiums)..........      None
  Deferred sales load (as a percentage of premiums or amount
   surrendered, as applicable)..........................................       None
  Premium taxes (as a percentage of premiums, if applicable)(1)..........   1.0-3.5%
  Surrender fees (as a percentage of amount surrendered).................      None
  Exchange fee...........................................................      None
Annual Contract Expenses.................................................      None

Separate Account Annual Expenses (as a percentage of average account value)


                                                        Maximum
                                                      Contractual                      Current
                                                        Fees(2)     Fee Waiver(2)      Fees(2)
----------------------------------------------------------------------------------------------
Mortality and expense risk charge................        1.00%         0.90%            0.10%
Administrative expense charge....................        0.20%         0.00%            0.20%
Total separate account annual charges............        1.20%         0.90%            0.30%

Fund Annual Expenses (as a percentage of fund average net assets)
TIAA-CREF LIFE FUNDS

                                                                                  Current Fund    Total Current
                                 Management                                             Annual         Separate
                                (investment               Total Fund                  Expenses      Account and
                                  advisory)       Other       Annual        Fee         (after      Fund Annual
                                    Fees(3)  Expenses(4)    Expenses   Waiver(3)      waivers)      Expenses(5)
---------------------------------------------------------------------------------------------------------------
Growth Equity Fund..............      0.46%        None        0.46%       0.21%         0.25%            0.55%
Growth & Income Fund............      0.44%        None        0.44%       0.21%         0.23%            0.53%
International Equity Fund.......      0.53%        None        0.53%       0.24%         0.29%            0.59%
Stock Index Fund................      0.30%        None        0.30%       0.23%         0.07%            0.37%
Social Choice Equity Fund.......      0.39%        None        0.39%       0.21%         0.18%            0.48%

(1) Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

(2) TIAA-CREF Life has waived 0.90% of the mortality and expense risk charge, so that total current separate account charges are 0.30%. TIAA-CREF Life will provide at least three months' notice before it raises these charges above 0.30%.

(3) Teachers Advisors, Inc. (Advisors), the investment adviser for each fund, has agreed to waive a portion of its management fee. This waiver is contractual and will remain in effect until July 1, 2006.

(4) Because Advisors is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.

(5) If TIAA-CREF Life and Advisors imposed the full amount of the administrative expense, mortality and expense risk charges and management fees, total annual separate account and fund expenses would be 1.66% for the Growth Equity Fund, 1.64% for the Growth & Income Fund, 1.73% for the International Equity Fund, 1.50% for the Stock Index Fund, and 1.59% for the Social Choice Equity Fund.

Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund's daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value in calculating annuity unit values for the corresponding investment account.


The next two tables give examples of the expenses you'd incur on a hypothetical investment of $1,000 on April 1, 2002 in each of the investment accounts offered under your contract over the periods shown, assuming a 5% annual return on assets. The first table assumes that the current fee waivers are in place for each period. The second table assumes that there is no waiver of separate account charges and that the fund management fee waiver expires on July 1, 2006.


With Fee Waivers

                               1 Year          3 Years        5 Years     10 Years
==================================================================================
Growth Equity Account              $6              $18            $31          $69
----------------------------------------------------------------------------------
Growth & Income Account            $5              $17            $30          $66
----------------------------------------------------------------------------------
International Equity Account       $6              $19            $33          $74
----------------------------------------------------------------------------------
Stock Index Account                $4              $12            $21          $47
----------------------------------------------------------------------------------
Social Choice Equity Account       $5              $15            $27          $60
----------------------------------------------------------------------------------

Without Certain Fee Waivers


                               1 Year          3 Years        5 Years     10 Years
==================================================================================
Growth Equity Account             $15              $46            $81         $188
----------------------------------------------------------------------------------
Growth & Income Account           $15              $45            $80         $186
----------------------------------------------------------------------------------
International Equity Account      $15              $47            $83         $195
----------------------------------------------------------------------------------
Stock Index Account               $13              $40            $72         $170
----------------------------------------------------------------------------------
Social Choice Equity Account      $14              $44            $77         $181
----------------------------------------------------------------------------------



These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don't represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see "The Contract Charges," page 19.

How do I purchase a contract?


To purchase a contract, you must complete an application and make a premium payment of at least $25,000. For details, see "Purchasing a Contract and Remitting Your Premium," page 10.


May I cancel my contract?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the "free look" period specified in your contract (which is a minimum of 10 days, but varies by state). We'll refund the current value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it's not postmarked, as of the day we receive it. (Note that the current value of your contract may be less than your premium.) In the states listed in Appendix A, where we are required to return your premium, we'll refund your full premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any premium taxes and expense charges deducted from the premium also will be refunded.

The SPIA Contracts

This prospectus describes the individual single premium immediate variable annuities (SPIAs) offered by TIAA-CREF Life Insurance Company. The rights and benefits under the contracts are summarized below. However, the descriptions you read here are qualified entirely by the contracts themselves. We plan on offering the contracts in all fifty states, the District of Columbia, Puerto Rico, and the United States Virgin Islands, although currently the contracts are not available to residents in those states where we haven't yet received regulatory approval.

Under the SPIA contracts, TIAA-CREF Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the contracts to provide you with a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The SPIA contracts include both fixed and variable components-that is, you can allocate your single premium between the fixed account or one or more separate account variable investment accounts. Annuity payments from the fixed account are guaranteed by TIAA-CREF Life over the life of the contract. Annuity payments from the separate account's variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your variable payments will also change depending on the income change method you choose -i.e., whether you choose to have your payments to be revalued monthly or annually.

Purchasing a Contract and Remitting Your Premium

The Premium. We'll issue you a contract as soon as we receive your completed application and your premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

   TIAA-CREF
   Single Premium Immediate Annuity
   P.O. Box 532008
   Atlanta, GA 30353-2008

The premium must be for at least $25,000. Additional premiums are not permitted. We will credit your premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll return your premium unless you instruct us otherwise upon being contacted.


If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


Electronic Payment. You may pay your premium by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here's what you need to do:

1. Send us your application;

2. Instruct your bank to wire money to:
   Citibank, N.A.
   ABA Number 021000089
   New York, NY
   Account of: TIAA-CREF Life
   Insurance Company
   Account Number: 4068-4865

3. Specify on the wire:

   o   Your name and address

   o   Social Security Number(s) or
       Taxpayer Identification Number

   o   Specify code "SPIA"

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

Annuity Payments

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semiannual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We'll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank (although technically we have the right to make all annuity payments payable at TIAA-CREF Life's home office). If the address or bank where you want your payments changes, it's your responsibility to let us know. We can send payments to your residence or most banks abroad.

Payments from the Fixed Account

On the contract issue date, the dollar amount of each annuity payment is fixed, based on:

o   the amount of your premium

o   whether the contract is a One-Life, Two-Life or is a Fixed-Period Annuity

o   the length of the fixed period or guaranteed period, as applicable

o   the frequency of payment you choose

o   the age of the annuitant and any second annuitant, as applicable

o   the interest rates then in effect

o   the income option selected, in the case of the Two-Life Annuity, and
o the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the annuitant's death). The amount of each annuity payment from the fixed account does not change as a result of the investment experience of any variable investment account.

Payments from the Variable Investment Accounts

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units you purchase is determined on the contract issue date. (If you live in one of the states listed on Appendix A, the number of annuity units you purchase will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the issue date of your contract.) Annuity unit values are calculated as of each valuation day based primarily on the net investment results of the funds underlying the particular investment account. For the formulas used to determine annuity unit values, see the SAI.

Your initial annuity payments will be determined based on:

o   the amount of your premium

o whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

o   the length of the fixed period or guaranteed period, as applicable

o   the frequency of payment you choose

o   the age of the annuitant and any second annuitant, as applicable

o   in the case of the Two-Life Annuity, the income option selected

o   an assumed annual investment return of 4%, and

o the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the contract, payments will go up or down based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of income change method). In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, the amount of payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a business day, the prior business day).


For a more complete discussion of how we determine the amount of variable annuity payments, see "Calculating Variable Annuity Payments" on page 15 and the SAI.


Contract Options

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your beneficiary) may be less than the premium you paid depending on the duration of your contract.

o One-Life Annuity. This option pays you or your beneficiary income as long as the annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the annuitant dies before it's over, annuity income payments will continue to you or your beneficiary until the end of the period. The guaranteed period cannot exceed the annuitant's life expectancy. If you do not elect a guaranteed period, all annuity income payments end when the annuitant dies-so that it's possible for you to receive only one payment if the annuitant dies before the second payment is made, two payments if the annuitant dies before the third payment is made, etc.

o Two-Life Annuity. This option pays income to you or your beneficiary as long as the annuitant or second annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period cannot exceed the annuitants' life expectancy. There are three types of income options under the Two-Life Annuity, all available with or without a guaranteed period--Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.


o Fixed-Period Annuity. This option pays you or your beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you've chosen, payments stop. The period you choose cannot exceed the annuitant's life expectancy.

Changing Investment Accounts and Income Change Methods

You will be able to "transfer" all or part of the future annuity payments one time in each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five year period. Once income has been transferred from the fixed account to a variable investment account it cannot be transferred back to the fixed account. You may not transfer payments from the fixed account to the variable investment accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.


We'll process your transfer as of the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it's not a business day. Transfers under the annual income change method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income change method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. If you live in any of the states listed in Appendix A, during the period in which any portion of your premium is temporarily held in the general account, no transfers may be made. For more on how we calculate transfer amounts, see "Calculating Variable Annuity Payments," page 15.


You can switch between the annual and monthly income change methods at any time, and the switch will go into effect on March 31.


To request a transfer or to switch your income change method, call our Planning and Service Center toll free at 1 800 223-1200 or write to TIAA-CREF Life's home office at 730 Third Avenue, New York, NY 10017-3206. Please note that telephone transactions may not always be available.


Receiving a Lump Sum Payment

You or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the annuitant(s) dies during the guaranteed period, or (ii) under a Fixed-Period Annuity from the variable investment accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of annuitant(s), or if the annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump sum payment from the fixed account is only available to your beneficiaries after your death.)

The commuted value will be less than the total of the future payments, because the future interest we've assumed in computing the series of payments won't be earned if payment is made in one sum. The effective date of the calculation of the commuted value is the business day on which we receive the request for a commuted value, in a form acceptable to us. You can also defer the effective date to a future business day acceptable to us.


A lump sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2. (See "Federal Income Taxes.")


Death of the Contractowner

If you (the owner) die, your designated beneficiar(ies) or, if none, the person chosen as the annuitant or second annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving beneficiary and the annuitant and second annuitant, if any, has died before the end of a guaranteed period, the commuted value of any payments remaining due will be paid in one sum to your estate.

When you fill out an application for a contract, you can name one or more beneficiaries or contingent beneficiaries. You can change your beneficiary at any time. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

Calculating Variable Annuity Payments

The amount of each variable annuity payment from each investment account is equal to the number of annuity units payable multiplied by the then-current value of one annuity unit for the variable investment account and income change method you chose.

Determining the Number of Annuity Units Payable. The number of annuity units you purchase under the contract is derived by dividing the portion of the premium (net of any premium taxes) you allocated to a particular investment account and income change method by the product of the annuity unit value for that investment account and income change method, and an annuity factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.


The number of annuity units for each variable investment account and income change method under a contract is generally determined on the contract issue date and remains fixed unless there is a "transfer" of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method. If you live in any of the states listed in Appendix A, the number of annuity units payable from each variable investment account will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts. See "Temporary Investment in the General Account" on page 19.


Computing Annuity Unit Values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31. For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

For the more detailed formula we use for determining annuity unit values, see the SAI.

The Variable Investment Accounts

The Underlying Funds of the Separate Account

You may allocate any portion of the premium to the separate account, which currently has five subaccounts, or variable investment accounts. These variable investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of the following five investment portfolios but may add other portfolios in the future.

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

The Growth & Income Fund seeks a favorable long-term return through capital appreciation and investment income, by investing in a broadly diversified portfolio of common stocks selected for their investment potential.

The International Equity Fund seeks favorable long-term returns, mainly through capital appreciation, by investing in a broadly diversified portfolio of primarily foreign equity investments.


The Stock Index Fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index. This fund currently seeks to track the Russell 3000(R) Index. (Russell 3000 is a trademark and a service mark of the Frank Russell Company.)


The Social Choice Equity Fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manages the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds are described fully in its prospectus and SAI. A copy of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life

Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 800 842-2733, extension 5509, or by accessing our internet website at www.tiaacref. org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

Temporary Investment in the General Account


IF YOU LIVE IN GEORGIA, HAWAII, IDAHO, IOWA, MASSACHUSETTS, MICHIGAN, MISSOURI, NEBRASKA, NORTH CAROLINA, OKLAHOMA, RHODE ISLAND, SOUTH CAROLINA, UTAH, WASHINGTON, WEST VIRGINIA OR WISCONSIN: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the TIAA-CREF Life general account until seven days plus the number of days in the free look period applicable in your state (see Appendix A) have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%. Your first payment may not reflect participation in the variable investment accounts.


The Contract Charges

Separate Account Charges

We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each investment account. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.30% of average daily net assets. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months' notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the premium and administering the contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contracts. The current daily deduction is equal to an annual rate of 0.10% of average daily net assets.

TIAA-CREF Life's mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

TIAA-CREF Life's expense risk is the possibility that TIAA-CREF Life's actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn't enough to cover TIAA-CREF Life's costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

Other Charges and Expenses

Fund Expenses. Certain deductions and expenses of the Funds are paid out of the assets of the Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a Fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each Fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds. Advisors has agreed to waive a portion of the fees for each Fund. These waivers are contractual and will remain in effect until July 1, 2006. The Funds' fees with and without waivers are as follows:

                                     Current
                               Fund Expenses        Fund Expenses
                               (with waiver)     (without waiver)
=================================================================
Growth Equity Fund                     0.25%                0.46%
-----------------------------------------------------------------
Growth & Income Fund                   0.23%                0.44%
-----------------------------------------------------------------
International Equity Fund              0.29%                0.53%
-----------------------------------------------------------------
Stock Index Fund                       0.07%                0.30%
-----------------------------------------------------------------
Social Choice Equity Fund              0.18%                0.39%
-----------------------------------------------------------------

For more information on Fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The contracts do not provide for charges or other deductions from the premium.

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We will deduct any charges for premium taxes from your premium before its applied to provide annuity payments. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

Federal Income Taxes

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information). It is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

Taxation of Annuity Payments

Generally, the annuity payments from a nonqualified annuity contract include both a return of premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract issue date, annuity payments stop because an annuitant died, any premium that has not been recovered is generally allowable as a deduction for your last taxable year.


Assigning, pledging, or exchanging a contract or designating an annuitant, payee, or other beneficiary who is not the owner may have adverse tax consequences including treatment as a distribution.


Receiving Lump Sums


The Internal Revenue Service currently takes the position that any lump sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump sum payment from your contract. See "Receiving a Lump Sum Payment," page 14.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump sum payment from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump sum payments will be exempt from the penalty. They include any amounts:

o   paid on or after the taxpayer reaches age 59 1/2;

o   paid after an owner dies;

o paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

o paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

Taxation Upon Death

Amounts may be distributed from the contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:


o if distributed in a lump sum, these amounts are taxed in the same manner as other lump sum distributions; or


o if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total premium payments, less amounts received, which were not includable in gross income.

Possible Tax Changes

Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

Withholding

Annuity distributions usually are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, recipients can usually choose not to have tax withheld from distributions.

Possible Charge for TIAA-CREF Life's Taxes


Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes--see page 21), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.


Diversification and Distribution Requirements

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

Tax Advice

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

Other Information

TIAA-CREF Life Insurance Company and TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life's headquarters are at 730 Third Avenue, New York, New York 10017-3206.


TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately
2.3 million people, form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2001, TIAA's assets were approximately $127.0 billion; the combined assets for TIAA and CREF totaled approximately $266.7 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life's guarantees).

The Separate Account

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life's other income, gains, or losses. Under New York law, we can't charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has five subaccounts, or variable investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds.

The Fixed Account

This prospectus is designed to provide information mainly about the variable investment accounts. Following is a brief description of the fixed account. Amounts allocated to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the variable investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the fixed account, see your contract.

Distributing the Contracts


The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, Inc. (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the "principal underwriter" for interests in the contract. Anyone distributing a contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017- 3206. No commissions are paid in connection with the distribution of the contracts.


Legal Proceedings

Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

Delay of Payments

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners. In addition, transfers of accounts from and within the fixed and variable investment accounts may be deferred under these circumstances.

If a check has been submitted as the premium, we have the right to defer any payments until the check has been honored.

Voting Rights

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds' shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract. If we don't receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a contractowner has the right to instruct are calculated separately for each variable investment account, and include fractional votes. The contractowner has a voting interest in each investment account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable investment account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

Adding and Closing Accounts or Substituting Funds; Adding or Deleting Contract Options or Income Methods


We can add new investment accounts in the future that would invest in other funds. We don't guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one fund for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing contracts for use with any investment account. We can also stop or start providing certain contract options or income options under either the annual or monthly income change methods from current or future investment accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to any required NYID, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.


General Matters

Contacting TIAA-CREF Life

All notices, forms, requests, or payments must be sent to TIAA-CREF Life's home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

Electronic Prospectuses

If you received this prospectus electronically and would like a paper copy, please call 800 842-2733, extension 5509, and we will send it to you.

Householding

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.

Signature Requirements

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Errors or Omissions

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.


Condensed Financial Information; Performance Information



Condensed Financial Information

Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2001. The table shows per accumulation unit data for each variable investment account of the separate account. Although the contracts described in this prospectus are not accumulating contracts and accumulation units are not used to calculate your payments, you can use the data below as a guide to how the separate account has performed. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

                                                                                      CONDENSED FINANCIAL INFORMATION

                                                        Stock Index Sub-Account                     Growth Equity Sub-account
                                       ------------------------------------------------------      ------------------------------
                                                                                 December 1, 1998                March 1, 2000
                                                                                 (commencement of  For the Year  (commencement of
                                               For the Years Ended December 31,  operations) to       Ended      operations) to
                                       ----------------------------------------- December 31,      December 31,  December 31,
                                           2001          2000          1999           1998 (a)        2001        2000 (a)
---------------------------------------------------------------------------------------------------------------------------------

PER ACCUMULATION UNIT DATA:
  Investment income                     $  .229      $  .104         $  .289       $  .052          $  .017        $  .027
  Expenses                                 .067         .025            .016          .006             .013           .038
---------------------------------------------------------------------------------------------------------------------------------
  Investment income (loss)-- net           .162         .079            .273          .046             .004          (.011)
  Net realized and unrealized gain
       (loss) on investments             (3.573)      (2.517)          5.184         1.050           (4.392)        (6.012)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
       Accumulation Unit value           (3.411)      (2.438)          5.457         1.096           (4.388)        (6.023)
  Accumulation Unit value:
       Beginning of period               29.115       31.553          26.096        25.000           18.977         25.000
---------------------------------------------------------------------------------------------------------------------------------
       End of period                    $25.704      $29.115         $31.553       $26.096          $14.589        $18.977
=================================================================================================================================
TOTAL RETURN                             (11.72)%      (7.72)%         20.91%         4.39%          (23.12)%       (24.09)%
Ratio to average net assets:
  Expenses                                 0.30%        0.30%           0.30%         0.02%            0.30%          0.25%
  Investment income (loss)-- net           0.73%        0.98%           5.09%         0.18%            0.08%          0.18%
Portfolio turnover rate                    6.95%        8.87%           0.17%         0.00%           17.43%          7.50%
Thousands of Accumulation Units
  outstanding at end of period            2,667        2,062             723             4            1,587          1,018




                                                 Growth & Income         International Equity          Social Choice Equity
                                                   Sub-Account              Sub-Account                   Sub-Account
                                             -----------------------   ------------------------   ------------------------------
                                                        March 1, 2000                March 1, 2000                 March 1, 2000
                                   For the Year      (commencement of For the Year (commencement of For the Year (commencement of
                                      Ended            operations) to    Ended       operations) to     Ended     operations) to
                                   December 31,         December 31,   December 31,   December 31,    December 31, December 31,
                                       2001               2000 (a)        2001          2000 (a)         2001          2000 (a)
---------------------------------------------------------------------------------------------------------------------------------

PER ACCUMULATION UNIT DATA:
  Investment income                 $    .176       $    .149       $    .168       $    .089       $    .194       $   .187
  Expenses                               .043            .020            .034            .015            .039           .022
---------------------------------------------------------------------------------------------------------------------------------
  Investment income (loss)-- net         .133            .129            .134            .074            .155           .165
  Net realized and unrealized gain
    (loss) on investments              (3.304)         (1.438)         (4.253)         (7.943)         (3.340)          (.875)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
     Accumulation Unit value           (3.171)         (1.309)         (4.119)         (7.869)         (3.185)          (.710)
  Accumulation Unit value:
     Beginning of period               23.691          25.000          17.131          25.000          24.290          25.000
---------------------------------------------------------------------------------------------------------------------------------
     End of period                    $20.520         $23.691         $13.012         $17.131         $21.105         $24.290
=================================================================================================================================
TOTAL RETURN                           (13.39)%         (5.23)%        (24.04)%        (31.48)%        (13.11)%         (2.84)%
Ratio to average net assets:
  Expenses                               0.30%           0.25%           0.30%           0.25%           0.30%           0.25%
  Investment income (loss)-- net         0.92%           1.63%           1.17%           1.24%           1.17%           1.86%
Portfolio turnover rate                 16.20%           3.37%          14.01%           2.95%          10.90%          41.20%
Thousands of Accumulation Units
  outstanding at end of period          1,017             521             669             436             196              69


(a) The percentages shown for this period are not annualized.

Performance Information

We may advertise the total return and average annual total return of the separate account. "Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well). "Average annual total return" means the annually compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They aren't a guarantee that the separate account will perform equally or similarly in the future. Write or call us for current performance figures for the separate account's investment accounts.

Table of Contents for the Statement of Additional
Information


                                                                                           Page in the
                                                                                            Statement of
                                                                                             Additional
Item                                                                                        Information
---------------------------------------------------------------------------------------------------------
Calculating Annuity Unit Values...........................................................      B-3
Tax Status of the Contracts...............................................................      B-3
Performance Information...................................................................      B-3
Statements and Reports....................................................................      B-5
General Matters...........................................................................      B-5
State Regulation..........................................................................      B-5
Legal Matters.............................................................................      B-5
Experts...................................................................................      B-5
Additional Considerations.................................................................      B-5
Additional Information....................................................................      B-6
Financial Statements......................................................................      B-6

Appendix A


                                                                                             "Free Look"
Jurisdiction                                                                                Period (days)
---------------------------------------------------------------------------------------------------------
Georgia...................................................................................       10
Hawaii....................................................................................       10
Idaho.....................................................................................       20
Iowa......................................................................................       10
Massachusetts.............................................................................       10
Michigan..................................................................................       10
Missouri..................................................................................       10
Nebraska..................................................................................       10
North Carolina............................................................................       10
Oklahoma..................................................................................       10
Rhode Island..............................................................................       10
South Carolina............................................................................       31
Utah......................................................................................       20
Washington................................................................................       10
West Virginia.............................................................................       10
Wisconsin.................................................................................       20

[LOGO OF TIAA CREF]   730 Third Avenue
                      New York NY 10017-3206

[RECYCLE LOGO]  Printed on recycled paper

                SPIAPRO-4/02

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                             ======================

                                  April 1, 2002



                            SINGLE PREMIUM IMMEDIATE
                           VARIABLE ANNUITY CONTRACTS


                                 funded through

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                                      and
                        TIAA-CREF LIFE INSURANCE COMPANY

                           ==========================



This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated April 1, 2002 (the "Prospectus"), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, New York 10017-3206 or calling us toll-free at 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated into this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.




                                 TIAA-CREF logo

Table of Contents


Item                                                                                           Page
---------------------------------------------------------------------------------------------------
CALCULATING ANNUITY UNIT VALUES...........................................................     B-3
TAX STATUS OF THE CONTRACT................................................................     B-3
PERFORMANCE INFORMATION...................................................................     B-3
STATEMENTS AND REPORTS....................................................................     B-5
GENERAL MATTERS...........................................................................     B-5
STATE REGULATION..........................................................................     B-5
LEGAL MATTERS.............................................................................     B-5
EXPERTS...................................................................................     B-5
ADDITIONAL CONSIDERATIONS.................................................................     B-5
ADDITIONAL INFORMATION....................................................................     B-6
FINANCIAL STATEMENTS......................................................................     B-6

Calculating Annuity Unit Values

Separate annuity unit values are maintained for annuity units payable from each investment account under each income change method. The values are calculated as of each valuation day. Annuity unit values for an income change method are determined by multiplying each account's annuity unit value at the end of the previous valuation day by that account's net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that income change method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an income change method, and those who start or stop receiving annuity income under that income change method between the two dates.

An investment account's net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day. An investment account's gross investment factor equals A divided by B, as follows:

A equals i.  the net asset value of the shares in the
             fund(s) held by the account as of the end of the valuation day, excluding the net effect of contractholders' transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day; plus

         ii. Investment income and capital gains
             distributed to the account; less

        iii. any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous valuation day.

B equals the value of the shares in the fund(s) held by the account as of the end of the prior valuation day, including the net effect of contractowners' transactions made during the prior valuation day.

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.


Required Distributions. All payments upon death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy, as defined in the Code. If your spouse is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date after we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.


The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

Performance Information

Total Return Information for the Separate Account

Total return quotations for the investment accounts of the separate account may be advertised. Total return quotations will reflect all aspects of the investment account's return. Average annual total returns are determined by finding the average annual compounded rate of return over a period that reflects the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the period through the end of that period, according to the following formula:

P(1 + T)(n) =   EV

 where: P   =   hypothetical initial payment of $1,000

        T   =   average annual total return

        n   =   number of years in the period

       EV   =   ending value of the hypothetical
                investment at the end of the 1, 5, or
                10 year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the unit value reflects the investment experience of the particular investment account of the separate account and all expense deductions made against the assets of the separate account on a cumulative basis, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). We then solve the equation for T to derive the average annual compounded rate of return for the separate account over the span of the period, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.

Total Returns


The following chart shows how each of the separate account's variable investment accounts have performed in an accumulating contract as of December 31, 2001. (Note that the contracts described in this prospectus are not accumulating contracts and the percentages shown below are not used in calculating your payments, though they may be used as a guide to how the separate account has performed):


Average Annual Total Returns


                                          One year
                               (January 1, 2001 to   From Effective Date to
                               December 31, 2001)    December 31, 2001 (1)
---------------------------------------------------------------------------
Stock Index Account                      (11.72)%                   (0.50)%
Growth Equity Account                    (23.12)%                  (28.33)%
Growth & Income Account                  (13.39)%                  (14.15)%
International Equity Account             (24.04)%                  (27.35)%
Social Choice Equity Account             (13.11)%                  (12.56)%


(1) For the Stock Index Account, inception is January 4, 1999. For the other Accounts, inception is April 3, 2000.


Performance Comparisons

Performance information for the separate account and its investment accounts may be compared, in advertisements, sales literature, and reports to contractowners and annuitants, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to: (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., and (13) the Global Market indices created by Morgan Stanley, Inc., including the Europe, Australasia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of the variable investment accounts also may be compared to other indices or averages that measure performance of other variable contracts, or other pertinent groups of securities. Contractowners should keep in mind that the composition of the investments in the reported averages will not be identical to that of the separate account and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the separate account will continue its performance as compared to such indices.

lllustrating Expense Deductions

We may illustrate in advertisements, sales literature and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the separate account's expense charges to those of other variable annuities and other investment products.

Illustrating How Premiums Translate into Annuity Payments

We may provide to contractowners or annuitants hypothetical illustrations showing how a premium might translate into annuity payments. Illustrations may be based on current purchase rates from the Fixed Account, on hypothetical rates of return for the variable investment accounts, and/or other criteria. Illustrations are not intended to predict or project specific investment results.

Statements and Reports

You will receive a confirmation statement when you remit your premium, or make a "transfer" to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

General Matters

Payment to an Estate, Guardian, Trustee, etc.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits Based on Incorrect Information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of Survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State Regulation

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.

Legal Matters

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life's right to issue the contracts, have been passed upon by Charles
H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

Experts

The financial statements of TIAA-CREF Life Insurance Company and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Ernst & Young LLP is located at 787 Seventh Avenue, New York, New York 10019.

Additional Considerations

Over the past several years, TIAA and CREF have added many new investment vehicles to their line of products. The growing family of TIAA and CREF products is designed to provide additional investment options for those who want to diversify their holdings. Most experts recommend diversification as a good strategy for retirement and other long-term investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments.


You should also consider what types of investments are best suited for you and your current needs. In particular, you should consider the tax treatment of a variable annuity as compared with a standard mutual fund product. With annuities, investors are provided the option of lifetime income upon retirement. We may compare annuities to mutual funds in sales literature and advertisements.


We may discuss and compare our array of products and services. At such times we disclose which of our subsidiaries or affiliates issues which products or types of products, as follows: TIAA-CREF Individual and Institutional Services, Inc. distributes CREF certificates and interests in the TIAA Real Estate Account. Teachers Personal Investors Services, Inc. distributes the variable component of personal annuities, mutual funds and tuition savings agreements. TIAA and TIAA-CREF Life Insurance Company issue insurance and annuities. TIAA-CREF Trust Company, FSB provides trust services. We also disclose that the investment products are not FDIC insured, may lose value and are not bank guaranteed.

The variety of issues to consider highlights the importance of the support and services that we provide. These services include: (1) retirement and life insurance planning expertise from professional counselors rather than commissioned salespeople; (2) detailed information through quarterly transaction reports, newsletters and other publications about retirement planning; and (3) seminars, individual counseling, an Information Center, and 24-hour automated toll-free numbers and a website for transactions and inquiries.

Customer service may be an important consideration for you. In our advertisements we may report the results of surveys conducted by independent agencies regarding customer service. We may also use certain testimonials and quote financial experts, financial and other publications, or other services regarding our products and services. We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities.

Additional Information

A registration statement has been filed with the Securities and Exchange Commission ("SEC"), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

Audited financial statements of the separate account and TIAA-CREF Life follow.

TIAA-CREF Life's financial statements should be considered only as bearing upon TIAA-CREF Life's ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

INDEX TO FINANCIAL STATEMENTS


TIAA-CREF LIFE SEPARATE ACCOUNT VA-1                                        Page
Audited Financial Statements                                               ------
  December 31, 2001:
Report of Management Responsibility........................................  B-7
Report of Independent Auditors.............................................  B-8
Statements of Assets and Liabilities.......................................  B-9
Statements of Operations...................................................  B-10
Statements of Changes in Net Assets........................................  B-11
Notes to Financial Statements..............................................  B-13



TIAA-CREF LIFE INSURANCE COMPANY
Audited Statutory-Basis Financial Statements
  December 31, 2001, 2000 and 1999:
Chairman's Letter..........................................................  B-16
Report of Management Responsibility........................................  B-17
Report of the Audit Committee..............................................  B-18
Report of Independent Auditors.............................................  B-19
Balance Sheets.............................................................  B-20
Statements of Operations...................................................  B-21
Statements of Changes in Capital and Surplus...............................  B-22
Statements of Cash Flows...................................................  B-23
Notes to Statutory-Basis Financial Statements..............................  B-24

[LOGO OF TIAA CREF]

-------------------------------------------------------------------------------

                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Contractowners of
   TIAA-CREF Life Separate Account VA-1:

The accompanying financial statements of the Stock Index, Growth Equity, Growth & Income, International Equity, and Social Choice Equity Sub-Accounts of TIAA-CREF Life Separate Account VA-1 (the "Sub-Accounts") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States, and have been presented fairly and objectively in accordance with such principles.


TIAA-CREF Life Insurance Company ("TIAA-CREF Life") has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life's internal audit personnel provide a continuing review of the internal controls and operation of the Sub-Accounts, and the internal Auditor regularly reports to the Audit Committee of the Management Committee.



The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be the Sub-Accounts' policy that any non-audit services be obtained from a firm other than the external financial audit firm. For the periods covered by these financial statements, Sub-Accounts did not engage Ernst & Young LLP for any management advisory or consulting services. The independent auditors' report, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.



The Audit Committee of the Sub-Accounts' Management Committee, consisting entirely of the members who are not officers of the Sub-Accounts, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls, and auditing. In addition to the annual audit of the financial statements of the Sub-Accounts by the independent auditing firm, the New York State Insurance Department, other state insurance departments and the Securities and Exchange Commission perform periodic examinations of the Sub-Accounts' operations.

                                              /s/ Bertram L. Scott
                                      -----------------------------------------
                                                Chairman, President and
                                                Chief Executive Officer

                                              /s/ Richard L. Gibbs
                                      -----------------------------------------
                                               Executive Vice President

[LOGO OF ERNST & YOUNG]                           [LETTERHEAD OF ERNST & YOUNG]

-------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT AUDITORS

To the Contractowners of
   TIAA-CREF Life Separate Account VA-1:


We have audited the accompanying statements of assets and liabilities of the Stock Index, Growth Equity, Growth & Income, International Equity and Social Choice Sub-Accounts of TIAA-CREF Life Separate Account VA-1 (the "Sub-Accounts") as of December 31, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Sub-Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index, Growth Equity, Growth & Income, International Equity and Social Choice Sub-Accounts at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young LLP


March 25, 2002

                 TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                 STATEMENTS OF ASSETS AND LIABILITIES
                          DECEMBER 31, 2001


                                                                   Stock        Growth     Growth &    International  Social Choice
                                                                   Index        Equity      Income        Equity         Equity
                                                                Sub-account  Sub-Account  Sub-Account  Sub-Account    Sub-Account
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
     Investments, at cost                                      $80,070,816   $31,943,546   $23,443,170   $11,269,854    $ 4,534,512
-----------------------------------------------------------------------------------------------------------------------------------
     Shares held in corresponding TIAA-CREF Life Funds           2,804,668     1,585,680     1,029,034       675,359        199,849
     Net asset value per share ("NAV")                         $     24.45   $     14.60   $     20.28   $     12.88    $     20.61
-----------------------------------------------------------------------------------------------------------------------------------
     Investments, at value (Shares x NAV)                      $68,574,357   $23,150,929   $20,868,814   $ 8,698,630    $ 4,118,885
     Amounts due from TIAA                                              --            --            --         4,822         22,138
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL ASSETS                                          $68,574,357   $23,150,929   $20,868,814   $ 8,703,452    $ 4,141,023
===================================================================================================================================

NET ASSETS
     Accumulation Fund                                         $68,541,793   $23,150,929   $20,867,274   $ 8,703,452    $ 4,141,023
     Annuity Fund                                                   32,564            --         1,540            --             --
-----------------------------------------------------------------------------------------------------------------------------------
         NET ASSETS                                            $68,574,357   $23,150,929   $20,868,814   $ 8,703,452    $ 4,141,023
===================================================================================================================================

Number of Accumulation Units outstanding1 - Notes 5 and 6        2,666,539     1,586,897     1,016,934       668,858        196,211
===================================================================================================================================

Net Asset Value, per Accumulation Unit1 - Note 5               $     25.70   $     14.59   $     20.52   $     13.01    $     21.10
===================================================================================================================================


                       See notes to financial statements.

                 TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                       STATEMENTS OF OPERATIONS


                                                                                  For the Year Ended December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Stock         Growth      Growth &    International Social Choice
                                                                  Index         Equity       Income         Equity        Equity
                                                               Sub-account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Income:
         Reinvested dividends                                 $   641,424    $    79,549   $   197,963    $   117,854    $   42,542
-----------------------------------------------------------------------------------------------------------------------------------
            TOTAL INCOME                                          641,424         79,549       197,963        117,854        42,542
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses1 - Note 3:
         Administrative expenses                                  124,975         41,443        32,532         16,036         5,798
         Mortality and expense risk charges                        62,499         20,726        16,269          8,019         2,899
-----------------------------------------------------------------------------------------------------------------------------------
            TOTAL EXPENSES                                        187,474         62,169        48,801         24,055         8,697
-----------------------------------------------------------------------------------------------------------------------------------

            INVESTMENT INCOME - NET                               453,950         17,380       149,162         93,799        33,845
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS -
Note 4
     Net realized loss on investments                            (576,485)    (2,179,261)     (840,521)      (540,045)      (73,899)
     Net change in unrealized depreciation on investments      (7,657,949)    (3,588,958)   (1,498,380)    (1,723,303)     (280,707)
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                (8,234,434)    (5,768,219)   (2,338,901)    (2,263,348)     (354,606)
-----------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(7,780,484)   $(5,750,839)  $(2,189,739)   $(2,169,549)   $ (320,761)
===================================================================================================================================


                       See notes to financial statements.

                 TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                 STATEMENTS OF CHANGES IN NET ASSETS


                                                     Stock Index                 Growth Equity               Growth & Income
                                                     Sub-account                  Sub-Account                  Sub-Account
                                             ------------------------  ------------------------------ ----------------------------
                                                                                     March 1,2000                 March 1,2000
                                                                                     (commencement                (commencement
                                                 Years Ended           Year Ended   of operations) to Year Ended of operations) to
                                                 December 31,          December 31,  December 31,     December 31, December 31,
                                              2001           2000        2001            2000             2001         2000
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Investment income-net                        $   453,950  $   462,765  $    17,380    $    20,583     $   149,162   $    86,531
   Net realized gain (loss) on investments         (576,485)     372,872   (2,179,261)       (39,817)       (840,521)       (3,030)
   Net change in unrealized appreciation
      (depreciation) on investments              (7,657,949)  (5,482,211)  (3,588,958)    (5,203,659)     (1,498,380)   (1,075,976)
----------------------------------------------------------------------------------------------------------------------------------
         NET DECREASE IN NET ASSETS
            RESULTING FROM OPERATIONS            (7,780,484)  (4,646,574)  (5,750,839)    (5,222,893)     (2,189,739)     (992,475)
----------------------------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER
   TRANSACTIONS
   Seed money from TIAA-CREF Life                        --           --           --        100,000              --       100,000
   Premiums                                      22,544,854   45,481,341   10,792,461     19,359,240      11,560,453    10,916,106
   Net contractowner transfers (to) from
      fixed account                              (2,642,686)  (1,908,299)  (1,070,337)     6,131,826        (138,694)    2,342,264
   Annuity payments                                  (1,861)          --           --             --              --            --
   Withdrawals and death benefits                (3,567,296)  (1,731,674)    (147,567)    (1,040,962)       (716,468)      (12,633)
----------------------------------------------------------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS
            RESULTING FROM
            CONTRACTOWNER
            TRANSACTIONS                         16,333,011   41,841,368    9,574,557     24,550,104      10,705,291    13,345,737
----------------------------------------------------------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS               8,552,527   37,194,794    3,823,718     19,327,211       8,515,552    12,353,262

NET ASSETS
     Beginning of period                         60,021,830   22,827,036   19,327,211             --      12,353,262            --
----------------------------------------------------------------------------------------------------------------------------------
     End of period                              $68,574,357  $60,021,830  $23,150,929    $19,327,211     $20,868,814   $12,353,262
==================================================================================================================================


                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (Concluded)


                                                          International Equity                    Social Choice Equity
                                                              Sub-Account                             Sub-Account
                                                    ----------------------------------      ----------------------------------
                                                                      March 1, 2000                          March 1, 2000
                                                                     (commencement                           (commencement
                                                   Year Ended        of operations) to      Year Ended       of operations) to
                                                  December 31,        December 31,         December 31,      December 31,
                                                      2001                 2000                2001               2000
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Investment income-net                            $   93,799            $   44,545        $   33,845              $   14,027
   Net realized gain (loss) on investments            (540,045)              (45,756)          (73,899)                  6,831
   Net change in unrealized appreciation
      (depreciation) on investments                 (1,723,303)             (847,921)         (280,707)               (134,920)
------------------------------------------------------------------------------------------------------------------------------
         NET DECREASE IN NET ASSETS
            RESULTING FROM OPERATIONS               (2,169,549)             (849,132)         (320,761)               (114,062)
------------------------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER
   TRANSACTIONS
   Seed money from TIAA-CREF Life                           --               100,000                --                 100,000
   Premiums                                          3,686,384             6,277,249         2,663,431               1,507,630
   Net contractowner transfers (to) from
      fixed account                                   (260,672)            2,100,936           168,297                 204,323
   Withdrawals and death benefits                      (22,842)             (158,922)          (45,991)                (21,844)
------------------------------------------------------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS
            RESULTING FROM
            CONTRACTOWNER
            TRANSACTIONS                             3,402,870             8,319,263         2,785,737               1,790,109
         NET INCREASE IN NET ASSETS                  1,233,321             7,470,131         2,464,976               1,676,047

NET ASSETS
   Beginning of period                               7,470,131                    --         1,676,047                      --
------------------------------------------------------------------------------------------------------------------------------
   End of period                                    $8,703,452            $7,470,131        $4,141,023              $1,676,047
==============================================================================================================================


                       See notes to financial statements.

                       TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

TIAA-CREF Life Separate Account VA-1 (the "Account") was established by TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as a separate investment account under New York law on July 27, 1998. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918. TIAA-CREF Life Separate Account VA-1 consists of 5 Sub-Accounts (each referred to as a "Sub-Account").

The Sub-Accounts are registered with the Securities and Exchange Commission ("Commission") as unit investment trusts under the Investment Company Act of 1940. The Sub-Accounts invest in shares of the TIAA-CREF Life Funds (the "Funds"), open-end management investment companies that were organized as business trusts under Delaware law on August 13, 1998, which correspond to each of the Sub-Accounts.

The Account commenced operations on December 1, 1998 when TIAA-CREF Life purchased 4,000 Accumulation Units of the Stock Index Sub-account at $25 per Unit, for a total of $100,000. The Growth Equity, Growth & Income, International Equity and Social Choice Equity Sub-Accounts commenced operations on March 1, 2000, when TIAA-CREF Life purchased 4,000 accumulation units each at $25 per unit for a total of $400,000. The Stock Index Sub-Account began offering Accumulation Units to contractowners other than TIAA-CREF Life on January 4, 1999 and the Growth Equity, Growth & Income, International Equity and Social Choice Equity Sub-Accounts on April 3, 2000. The following table summarizes the shares owned by TIAA-CREF Life at December 31, 2001 in the Sub-Accounts:

                                         Shares held by     Value of shares held by
                                      TIAA-CREF Life at           TIAA-CREF Life at
                                      December 31, 2001           December 31, 2001
-----------------------------------------------------------------------------------
Stock Index Sub-account                           4,000                    $102,818
Growth Equity Sub-Account                         4,000                      58,355
Growth & Income Sub-account                       4,000                      82,079
International Equity Sub-Account                  4,000                      52,050
Social Choice Equity Sub-Account                  4,000                      84,420

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. ("TPIS"), an indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts, which are in conformity with accounting principles generally accepted in the United States.

Valuation of Investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Dividend income is recorded on the exdividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

NOTE 3 -- EXPENSE CHARGES

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.30% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Sub-Accounts.

NOTE 4 -- INVESTMENTS

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2001 were as follows:

                                            Purchases              Sales
----------------------------------------------------------------------------
Stock Index Sub-account                    $20,508,195            $4,346,295
Growth Equity Sub-Account                   13,075,037             3,604,026
Growth & Income Sub-account                 13,242,305             2,630,913
International Equity Sub-Account             4,497,207             1,126,356
Social Choice Equity Sub-account             3,064,532               313,784

NOTE 5 -- CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Sub-Accounts is presented below.

                                                                Stock Index Sub-account
                                            ---------------------------------------------------------------

                                                                                      December 1, 1998
                                             For the Years Ended December 31,         (commencement of
                                            -----------------------------------       operations) to
                                             2001          2000          1999        December 31, 1998 (a)
---------------------------------------------------------------------------------------------------------------
Per Accumulation Unit data:
  Investment income                         $  .229       $ .104       $  .289                  $  .052
  Expenses                                     .067         .025          .016                     .006
---------------------------------------------------------------------------------------------------------------
  Investment income (loss) -- net              .162         .079          .273                     .046
  Net realized and unrealized gain
    (loss) on investments                    (3.573)      (2.517)        5.184                    1.050
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Accumulation
    Unit value                               (3.411)      (2.438)        5.457                    1.096
  Accumulation Unit value:
    Beginning of period                      29.115       31.553        26.096                   25.000
---------------------------------------------------------------------------------------------------------------
    End of period                           $25.704      $29.115       $31.553                  $26.096
===============================================================================================================
Total return                                 (11.72)%      (7.72)%       20.91%                    4.39%
Ratio to average net assets:
  Expenses                                     0.30%        0.30%         0.30%                    0.02%
  Investment income (loss) - net               0.73%        0.98%         5.09%                    0.18%
Portfolio turnover rate                        6.95%        8.87%         0.17%                    0.00%
Thousands of Accumulation Units
  outstanding at end of period                2,667        2,062           723                        4

                                                                 Growth Equity Sub-Account
                                                  -------------------------------------------------

                                                                                    March 1, 2000
                                                    For the Year Ended            (commencement of
                                                     December 31,                  operations) to
                                                        2001                  December 31, 2000 (a)
---------------------------------------------------------------------------------------------------
Per Accumulation Unit data:
  Investment income                                            $  .017                   $  .027
  Expenses                                                        .013                      .038
---------------------------------------------------------------------------------------------------
  Investment income (loss) - net                                  .004                     (.011)
  Net realized and unrealized gain
    (loss) on investments                                       (4.392)                   (6.012)
---------------------------------------------------------------------------------------------------
  Net increase (decrease) in Accumulation
    Unit value                                                  (4.388)                   (6.023)
  Accumulation Unit value:
    Beginning of period                                         18.977                    25.000
---------------------------------------------------------------------------------------------------
    End of period                                              $14.589                   $18.977
===================================================================================================
Total return                                                    (23.12)%                  (24.09)%
Ratio to average net assets:
  Expenses                                                        0.30%                     0.25%
  Investment income (loss) -- net                                 0.08%                     0.18%
Portfolio turnover rate                                          17.43%                     7.50%
Thousands of Accumulation Units
  outstanding at end of period                                   1,587                     1,018



                                          Growth & Income                           International Equity
                                             Sub-account                                 Sub-Account
---------------------------------------------------------------------------------------------------------------------
                                                       March 1, 2000                               March 1, 2000
                                   For the Year        (commencement of     For the Year           (commencement of
                                      Ended             operations) to          Ended               operations) to
                                   December 31,           December 31,       December 31,              December 31,
                                      2001                  2000 (a)            2001                     2000 (a)
Per Accumulation Unit data:
  Investment income               $  .176            $    .149            $        .168           $     .089
  Expenses                           .043                 .020                     .034                 .015
---------------------------------------------------------------------------------------------------------------------
  Investment income (loss)--net      .133                 .129                     .134                 .074
  Net realized and unrealized
  gain
    (loss) on investments          (3.304)              (1.438)                  (4.253)              (7.943)
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    Accumulation Unit value        (3.171)              (1.309)                  (4.119)              (7.869)
  Accumulation Unit value:
    Beginning of period            23.691               25.000                   17.131               25.000
---------------------------------------------------------------------------------------------------------------------
    End of period                 $20.520            $  23.691            $      13.012           $   17.131
=====================================================================================================================
Total return                       (13.39)%              (5.23)%                 (24.04)%             (31.48)%
Ratio to average net assets:
  Expenses                           0.30%                0.25%                    0.30%                0.25%
  Investment income (loss)--net      0.92%                1.63%                    1.17%                1.24%
Portfolio turnover rate             16.20%                3.37%                   14.01%                2.95%
Thousands of Accumulation Units
  outstanding at end of period      1,017                  521                      669                  436

(a) The percentages shown for this period are not annualized.









                                                        Social Choice Equity
                                                            Sub-account
------------------------------------------------------------------------------------------
                                                                        March 1, 2000
                                               For the Year             (commencement of
                                                  Ended                    operations) to
                                                December 31,             December 31,
                                                   2001                    2000 (a)
Per Accumulation Unit data:
  Investment income                          $     .194               $      .187
  Expenses                                         .039                      .022
------------------------------------------------------------------------------------------
  Investment income (loss)--net                    .155                      .165
  Net realized and unrealized
  gain
    (loss) on investments                        (3.340)                    (.875)
------------------------------------------------------------------------------------------
  Net increase (decrease) in
    Accumulation Unit value                      (3.185)                    (.710)
  Accumulation Unit value:
    Beginning of period                          24.290                    25.000
------------------------------------------------------------------------------------------
    End of period                            $   21.105               $    24.290
==========================================================================================
Total return                                     (13.11)%                   (2.84)%
Ratio to average net assets:
  Expenses                                         0.30%                     0.25%
  Investment income (loss)--net                    1.17%                     1.86%
Portfolio turnover rate                           10.90%                    41.20%
Thousands of Accumulation Units
  outstanding at end of period                      196                        69

(a) The percentages shown for this period are not annualized.

NOTE 6 -- ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding were as follows:


                                            Stock Index                    Growth Equity
                                            Sub-account                      Sub-Account
                                    ----------------------     -------------------------------------
                                                                                    March 1, 2000
                                        Years Ended             Year Ended         (commencement
                                        December 31,            December 31,      of operations) to
                                    2001         2000              2001           December 31, 2000
----------------------------------------------------------------------------------------------------
Accumulation Units:
  Credited for premiums               840,206    1,455,669         670,670             810,527
  Credited (cancelled) for
transfers and disbursements          (235,182)    (117,611)       (102,222)            207,922
  Outstanding:
  Beginning of period               2,061,515      723,457       1,018,449                  --
----------------------------------------------------------------------------------------------------
  End of period                     2,666,539    2,061,515       1,586,897           1,018,449
====================================================================================================

                                                     Growth & Income
                                                       Sub-account
                                         -------------------------------------
                                                              March 1, 2000
                                           Year Ended         (commencement
                                          December 31,       of operations) to
                                              2001           December 31, 2000
------------------------------------------------------------------------------
Accumulation Units:
  Credited for premiums                    541,049               517,499
  Credited (cancelled) for
transfers and disbursements                (45,539)                3,925
  Outstanding:
  Beginning of period                           --               521,424
------------------------------------------------------------------------------
  End of period                          1,016,934               521,424
==============================================================================


                                   International Equity Sub-Account       Social Choice Equity Sub-account
                                 -------------------------------------   --------------------------------------
                                                     March 1, 2000                            March 1, 2000
                                  Year Ended        (commencement          Year Ended        (commencement
                                  December 31,      of operations) to      December 31,     of operations) to
                                     2001           December 31, 2000          2001         December 31, 2000
---------------------------------------------------------------------------------------------------------------
Accumulation Units:
Credited for premiums                 256,029             331,114              121,343             57,984
Credited (cancelled) for
   transfers and disbursements        (23,228)            104,943                5,868             11,016
Outstanding:
Beginning of period                   436,057                  --               69,000                 --
---------------------------------------------------------------------------------------------------------------
End of period                         668,858             436,057              196,211             69,000
===============================================================================================================

[LOGO OF TIAA CREF]

-------------------------------------------------------------------------------

                                CHAIRMAN'S LETTER

To the Policyholders of
   TIAA-CREF Life Insurance Company:

We are pleased to provide you with the accompanying audited statutory-basis financial statements of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") for the year ended December 31, 2001. We continue to manage TIAA-CREF Life in a prudent manner with the goal of maximizing our long-term performance within reasonable risk parameters for the long-term benefit of our policyholders. As you review these statements, it is also important to note that TIAA-CREF Life has a financial support agreement with Teachers Insurance and Annuity Association of America ("TIAA") and continues to maintain the highest possible financial strength ratings from each of the four nationally recognized independent rating organizations.

The report of management responsibility, on the following page, demonstrates our ongoing commitment to conduct TIAA-CREF Life's activities in a well-controlled management environment. Additionally, the accompanying audit report indicates an unqualified opinion regarding TIAA-CREF Life's statutory-basis financial statements from the independent auditing firm of Ernst & Young LLP. These statements have been prepared in accordance with statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department ("Department").

There is also a reference in the auditors' report to accounting principles generally accepted in the United States ("GAAP"); this reference to GAAP is required by the auditors' professional standards. GAAP is an overall accounting methodology that, while similar in many respects to statutory accounting practices, is a separate basis of accounting. Statutory accounting is generally more conservative than GAAP, and these statutory-basis financial statements are not intended to be in conformity with GAAP.

Statutory accounting is the only basis of accounting recognized by the Department for regulatory purposes, and it is the only basis of accounting used by the Department in measuring the financial condition and results of operations of an insurance company. It is also the basis for determining insurance company solvency under the New York Insurance Law. While we could prepare a separate set of GAAP financial statements, there is no legal requirement for us to do so. Additionally, TIAA-CREF Life does not believe at this time that it would be a worthwhile expenditure to maintain another separate set of financial records, particularly since it would provide little additional value for our policyholders. Accordingly, we believe that it is prudent for us to continue to manage and report on the operations of TIAA-CREF Life under the conservative statutory accounting methodology that we have always utilized.


                                              /s/ Bertram L. Scott
                                      -----------------------------------------
                                              Chairman, President and
                                              Chief Executive Officer

[LOGO OF TIAA CREF]

-------------------------------------------------------------------------------

                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Policyholders of
   TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA-CREF Life has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life's internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, and the internal auditor regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent auditing firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be TIAA-CREF Life's policy that any non-audit services be obtained from a firm other than the external financial audit firm. For the periods covered by these financial statements, TIAA-CREF Life did not engage Ernst & Young LLP for any management advisory or consulting services. The independent auditors' report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the TIAA-CREF Life financial statements, the New York State Insurance Department and other state insurance departments regularly examine the financial statements of TIAA-CREF Life as part of their periodic corporate examinations.


                                              /s/ Bertram L. Scott
                                      -----------------------------------------
                                              Chairman, President and
                                              Chief Executive Officer


                                              /s/ Richard L. Gibbs
                                      -----------------------------------------
                                              Executive Vice President

[LOGO OF TIAA CREF]

-------------------------------------------------------------------------------

                          REPORT OF THE AUDIT COMMITTEE

To the Policyholders of
   TIAA-CREF Life Insurance Company:

The Audit Committee oversees the financial reporting process of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") on behalf of the Company's Board of Directors. The Audit Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities.

Management has the primary responsibility for TIAA-CREF Life's financial statements, development and maintenance of a strong system of internal controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than between their fifth and tenth years of service.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA-CREF Life, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management, and TIAA-CREF Life has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Martin L. Leibowitz, Audit Committee Chair
Richard L. Gibbs, Audit Committee Member
Charles H. Stamm, Audit Committee Member
Mary Ann Werner, Audit Committee Member
James A. Wolf, Audit Committee Member

[LOGO] ERNST & YOUNG                             [LETTERHEAD OF ERNST & YOUNG]

-------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
   TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheets of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for the three years ended December 31, 2001. These financial statements are the responsibility of TIAA-CREF Life's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA-CREF Life at December 31, 2001 and 2000, or the results of its operations or its cash flows for the three years ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years ended December 31, 2001 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the financial statements, in 2001 TIAA-CREF Life changed various accounting policies to be in accordance with the revised National Association of Insurance Commissioners' Accounting Practices and Procedures Manual, as adopted by the New York State Insurance Department.

                                                      /s/ Ernst & Young LLP

February 14, 2002

                        TIAA-CREF LIFE INSURANCE COMPANY
                         STATUTORY-BASIS BALANCE SHEETS

                                                             December 31,
                                                    ----------------------------
                                                          2001          2000
                                                    --------------  ------------
ASSETS
Bonds............................................   $  900,787,088  $471,444,081
Mortgages........................................       28,261,752    28,705,881
Cash and short-term investments..................       88,107,131    55,907,109
Investment income due and accrued................       11,380,789     6,929,121
Separate account assets..........................      125,438,575   100,778,600
Federal income tax recoverable...................        1,056,481     2,396,974
Other assets.....................................        7,409,804     1,023,069
                                                    --------------  ------------
        TOTAL ASSETS.............................   $1,162,441,620  $667,184,835
                                                    ==============  ============
LIABILITIES, CAPITAL AND SURPLUS
Policy and contract reserves.....................   $  730,972,223  $284,386,743
Asset Valuation Reserve..........................          471,843     1,762,391
Interest Maintenance Reserve.....................        2,230,248            --
Separate account liabilities.....................      125,058,854   100,325,778
Other liabilities................................       32,099,996    20,187,551
                                                    --------------  ------------
        TOTAL LIABILITIES........................      890,833,164   406,662,463
                                                    --------------  ------------
Capital: (2,500 shares of $1,000
   par value common stock authorized,
      issued and outstanding)....................        2,500,000     2,500,000
Additional paid-in capital.......................      267,500,000   242,500,000
Surplus..........................................        1,608,456    15,522,372
        TOTAL CAPITAL AND SURPLUS................      271,608,456   260,522,372
                                                    --------------  ------------
        TOTAL LIABILITIES, CAPITAL AND SURPLUS...   $1,162,441,620  $667,184,835
                                                    ==============  ============

               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF OPERATIONS


                                                                                            For the Years Ended December 31,
                                                                                     ---------------------------------------------
                                                                                           2001            2000           1999
                                                                                     --------------   -------------   ------------

INCOME
Insurance and annuity premiums and other considerations..........................    $  300,871,088   $ 333,701,980   $ 59,475,280
Net investment income............................................................        47,131,508      25,338,088     18,893,955
                                                                                     --------------   -------------   ------------
      TOTAL INCOME...............................................................    $  348,002,596   $ 359,040,068   $ 78,369,235
                                                                                     ==============   =============   ============
EXPENSES
Policy and contract benefits.....................................................    $   15,069,205   $   7,225,942   $    368,586
Increase in policy and contract reserves.........................................       261,307,072     245,101,883     39,247,125
Operating expenses...............................................................        35,936,026      17,901,369      4,317,655
Transfers to separate accounts, net..............................................        42,826,941      89,322,735     20,728,316
Other, net.......................................................................         6,416,405        (196,575)       (23,690)
                                                                                     --------------   -------------   ------------
      TOTAL EXPENSES.............................................................    $  361,555,649   $ 359,355,354   $ 64,637,992
      Income (loss) before federal income taxes..................................       (13,553,053)       (315,286)    13,731,243
      Federal income tax benefit (expense).......................................         1,851,726      (1,542,008)    (5,195,474)
      Net realized capital losses less capital gains taxes, after transfers
         to Interest Maintenance Reserve.........................................        (3,709,073)             --             --
                                                                                     --------------   -------------   ------------
      NET INCOME (LOSS)..........................................................    $  (15,410,400)  $  (1,857,294)  $  8,535,769
                                                                                     ==============   =============   ============


               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY

          STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                  FOR THE THREE YEARS ENDED DECEMBER 31, 2001

                                                                   Capital       Additional
                                                                   Stock       Paid-in Capital       Surplus          Total
                                                                ----------     ----------------    -----------    ------------
Balance, December 31, 1998....................................  $2,500,000     $242,500,000        $10,242,772    $255,242,772
Net income....................................................          --               --          8,535,769       8,535,769
Transfer to the Asset Valuation Reserve.......................          --               --           (425,882)       (425,882)
Increase in value of seed money in separate account...........          --               --             22,634          22,634
                                                                ----------     ------------        -----------    ------------
Balance, December 31, 1999....................................   2,500,000      242,500,000         18,375,293     263,375,293
                                                                ----------     ------------        -----------    ------------
Net loss......................................................          --               --         (1,857,294)     (1,857,294)
Transfer to the Asset Valuation Reserve.......................          --               --           (700,997)       (700,997)
Decrease in value of seed money in separate account...........          --               --            (74,200)        (74,200)
Increase in non-admitted assets...............................          --               --           (220,430)      ( 220,430)
                                                                ----------     ------------        -----------    ------------
Balance, December 31, 2000....................................   2,500,000      242,500,000         15,522,372     260,522,372
                                                                ----------     ------------        -----------    ------------
Net loss......................................................          --               --        (15,410,400)    (15,410,400)
Transfer from the Asset Valuation Reserve.....................          --               --          1,290,548       1,290,548
Capital Contribution..........................................          --       25,000,000                 --      25,000,000
Decrease in value of seed money in separate account...........          --               --            (73,101)        (73,101)
Decrease in non-admitted assets...............................          --               --            220,430         220,430
Change in reserve on account of change in valuation basis.....          --               --             58,607          58,607
                                                                ----------     ------------        -----------    ------------
Balance, December 31, 2001....................................  $2,500,000     $267,500,000        $ 1,608,456    $271,608,456
                                                                ----------     ------------        -----------    ------------

               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                                              For the Years Ended December 31,
                                                                                       ------------------------------------------
                                                                                           2001           2000           1999
                                                                                       ------------   ------------   ------------


CASH PROVIDED
By operating activities:
   Insurance and annuity premiums, deposits and other considerations...............    $298,777,072   $333,203,007   $ 59,475,280
   Investment income, net..........................................................      42,079,783     19,985,947     17,922,072
                                                                                       ------------   ------------   ------------
      Total Receipts...............................................................     340,856,855    353,188,954     77,397,352
                                                                                       ------------   ------------   ------------
   Policy and contract benefits....................................................      14,664,753      7,111,574        368,537
   Operating expenses..............................................................      32,260,475      8,032,317      1,509,587
   Federal income tax expense (benefit)............................................     (3,064,738)      3,375,162      5,860,300
   Transfers to separate accounts, net.............................................      42,575,201     89,382,573     20,604,591
   Other, net......................................................................      (5,229,570)    (3,114,956)    (5,190,253)
                                                                                       ------------   ------------   ------------
      Total Disbursements..........................................................      81,206,121    104,786,670     23,152,762
                                                                                       ------------   ------------   ------------
      Cash Provided by Operating Activities........................................     259,650,734    248,402,284     54,244,590
                                                                                       ------------   ------------   ------------
By financing and miscellaneous activities:
   Additional paid-in capital......................................................      25,000,000             --             --
   Net deposits on deposit-type contracts..........................................     177,333,886             --             --
                                                                                       ------------   ------------   ------------
      Cash Provided by Financing and Miscellaneous Activities......................     202,333,886             --             --
                                                                                       ------------   ------------   ------------
By investing activities:
   Sales and redemptions of bonds..................................................     122,524,677     16,339,557     18,909,925
   Repayment of mortgage principal.................................................         444,129        413,257        366,218
   Other, net......................................................................           3,761            156          1,396
                                                                                       ------------   ------------   ------------
      Cash Provided by Investing Activities........................................     122,972,567     16,752,970     19,277,539
                                                                                       ------------   ------------   ------------
      TOTAL CASH PROVIDED..........................................................     584,957,187    265,155,254     73,522,129
DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
   Bonds...........................................................................     552,757,165    236,390,025     50,478,719
   Mortgages...............................................................                      --             --      2,000,000
                                                                                       ------------   ------------   ------------
      TOTAL DISBURSEMENTS FOR NEW INVESTMENTS......................................     552,757,165    236,390,025     52,478,719
                                                                                       ------------   ------------   ------------
      INCREASE IN CASH AND SHORT-TERM INVESTMENTS..................................      32,200,022     28,765,229     21,043,410
      CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR.........................      55,907,109     27,141,880      6,098,470
                                                                                       ------------   ------------   ------------
      CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR...............................    $ 88,107,131   $ 55,907,109   $ 27,141,880
                                                                                       ------------   ------------   ------------


               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY


                  NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

NOTE 1 - ORGANIZATION AND OPERATIONS

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company ("TIAA-CREF Life") on May 1, 1998. TIAA-CREF Life is a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc. ("Enterprises"), which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2001, TIAA-CREF Life was licensed in 45 jurisdictions.

TIAA-CREF Life issues non-qualified annuity contracts with fixed and variable components, fixed universal life contracts, individual long-term care insurance contracts, funding agreements, term insurance and single premium immediate annuities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

TIAA-CREF Life's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the New York State Insurance Department ("Department"), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States ("GAAP"). (Refer to the section titled "Accounting Principles Generally Accepted in the United States" within this note.) Accounting changes adopted to conform to the provisions of the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual, ("NAIC SAP") are reported as changes in accounting principles. The cumulative effect of changes in accounting principles to conform to NAIC SAP as adopted by the Department was $0 since TIAA-CREF Life did not have assets, liabilities or transactions affected by the cumulative changes in accounting principles.

The Department has certain statutory accounting practices that differ from those found in NAIC SAP. For example, the Department does not permit deferred federal income taxes to be recognized.

Reconciliations of TIAA-CREF Life's net income and capital and surplus between NAIC SAP and statutory accounting practices prescribed by the Department are shown below:

                                                               2001
                                                         ------------
Net Income, New York State Basis......................   $(15,410,400)
Net Income, NAIC SAP..................................   $(15,410,400)
                                                         ============
Statutory Surplus, New York State Basis...............   $269,108,456
Deferred Federal Income Tax Asset.....................        355,000
                                                         ------------
Statutory Surplus, NAIC SAP...........................   $269,463,456
                                                         ============

The preparation of TIAA's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA-CREF Life:

Valuation of Investments
Bonds and short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are generally stated at amortized cost and all other bonds and short-term investments at the lower of amortized cost or market value. For loan-backed bonds and structured securities, amortized cost is determined using actual and anticipated cash flows under the prospective method for interest-only securities and under the retrospective method for all other securities. Anticipated prepayments are based on life-to-date prepayment speeds, using historical cash flows, and internal estimates. Mortgages are stated at amortized cost. Separate account assets are generally stated at market value. All investments are stated net of impairments which are considered to be other than temporary, and are determined on an individual asset basis.

Accounting for Investments
Investment transactions are accounted for as of the date the investments are purchased or sold (trade date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method.

Derivative Instruments
TIAA-CREF Life has filed a Derivatives Use Plan with the Department. This plan details TIAA-CREF Life's derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA-CREF Life has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. TIAA-CREF Life uses derivative instruments for hedging purposes. TIAA-CREF Life enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at time of inception) and monitors counterparty credit quality on an ongoing basis. TIAA-CREF Life's counterparty credit risk is limited to the positive fair value of its derivative positions.

Interest Rate Swap Contracts
TIAA-CREF Life enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow TIAA-CREF Life to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA-CREF Life also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows in connection with certain interest sensitive products. Payments received and payments made under interest rate swap contracts are reflected in net investment income.

Separate Account
Separate account assets and liabilities that are reported in the accompanying balance sheets at market value, represent funds that are separately administered for which the contractholder, rather than TIAA-CREF Life, bears the investment risk. The operations of the separate account, other than those that are investment related, are included in the accompanying financial statements.

Policy and Contract Reserves
Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 2.25% to 6.8% and averaging approximately 6%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Asset Valuation Reserve
The Asset Valuation Reserve ("AVR"), which covers all invested asset classes, is an explicit liability reserve required by the NAIC and is intended to provide for potential future credit and equity losses. Formula calculations determine the required contribution amounts, and contributions to the AVR are reported as transfers from surplus.

Interest Maintenance Reserve
The Interest Maintenance Reserve ("IMR") is a liability reserve required by the NAIC which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold. At December 31, 2001, the IMR balance was approximately $2,230,000. At December 31, 2000, the IMR balance was ($220,430), representing unamortized net capital losses. Since the balance was negative, it was treated as a non-admitted asset.


Premiums and Deposits
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies and funding agreements with mortality risk are also recognized as revenue when due. Subsequent to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk are recorded using deposit accounting. Prior to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk were recognized as premium revenue when due and as expenses in the increase in policy and contract reserves.


Accounting Principles Generally Accepted in the United States
The Financial Accounting Standards Board ("FASB") requires that financial statements that are intended to be in conformity with GAAP should follow all applicable authoritative accounting pronouncements. As a result, TIAA-CREF Life cannot refer to financial statements prepared in accordance with statutory accounting practices as having been prepared in accordance with GAAP. The differences between accounting principles generally accepted in the United States and statutory accounting practices would have a material effect on TIAA-CREF Life's financial statements, and the primary differences can be summarized as follows. Under GAAP:

o  The formula AVR is eliminated as a liability reserve;

o The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

o  The "non-admitted" asset designation is not utilized;

o Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

o Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

o Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost;

o Deferred tax assets and liabilities are determined based on the differences between the financial statement amounts and the tax bases of assets and liabilities and are fully recognized rather than being recognized with limitations under NAIC SAP. The Department does not currently allow even limited recognition of deferred tax, assets and liabilities;

o Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item.

Management believes that the effects of these differences would increase TIAA-CREF Life's total capital if GAAP were implemented.

Reclassifications
Certain amounts in the 2000 and 1999 financial statements have been reclassified to conform with the 2001 presentation.

NOTE 3 - INVESTMENTS

Securities Investments
TIAA-CREF Life's long-term bond portfolio at December 31, 2001 was comprised of publicly offered securities (62.2%) and private placement securities (37.8%) and is well diversified by industry sector. TIAA-CREF Life has instituted systems, practices and procedures to monitor the effects of current and expected market conditions and other factors that may affect the collectability of its bond investments. TIAA-CREF Life's practices and procedures include regular reviews of the portfolio on a credit by credit basis. Credits are reviewed to determine the severity of losses and the nature and extent of impairments. At December 31, 2001 and 2000, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values, are shown below:

                                                                                        Gross
                                                                       Carrying      Unrealized      Unrealized     Estimated
                                                                         Value          Gains          Losses      Market Value
                                                                     ------------   ------------   -------------   ------------
December 31, 2001
U.S. Government....................................................  $ 12,052,691   $    464,098   $          --   $ 12,516,789
States, Territories and Possessions                                     8,000,000         57,810          (3,350)     8,054,460
Special Revenue and Special Assessment, Non-Guaranteed Agencies
   and Governments.................................................    14,040,000        800,391              --     14,840,391
Public Utilities...................................................    31,442,921        993,565          (2,365)    32,434,121
Industrial and Miscellaneous.......................................   835,251,476     15,871,693     (14,991,315)   836,131,854
                                                                     ------------   ------------   -------------   ------------
     Total.........................................................  $900,787,088   $ 18,187,557   $ (14,997,030)  $903,977,615
                                                                     ============   ============   =============   ============

                                                                                        Gross
                                                                       Carrying      Unrealized      Unrealized     Estimated
                                                                         Value          Gains          Losses      Market Value
                                                                     ------------   ------------   -------------   ------------
December 31, 2000
U.S. Government....................................................  $ 12,090,889   $   690,469    $    (14,740)   $  12,766,618
States, Territories and Possessions................................     3,000,000        44,640              --        3,044,640
Special Revenue and Special Assessment, Non-Guaranteed Agencies and
   Governments.....................................................    14,295,000     1,000,237              --       15,295,237
Public Utilities...................................................     9,070,110       314,664              --        9,384,774
Industrial and Miscellaneous.......................................   432,988,082     6,453,383      (7,059,987)     432,381,478
                                                                     ------------   ------------   -------------   -------------
     Total.......................................... ..............  $471,444,081   $ 8,503,393    $ (7,074,727)   $ 472,872,747
                                                                     ============   ============   =============   =============

At December 31, 2001 and 2000, approximately 97.6% and 100%, respectively, of the long-term bond portfolio was comprised of investment grade securities. At December 31, 2001, TIAA-CREF Life had no outstanding forward commitments for future securities investments.

Debt securities amounting to approximately $8,243,000 and $8,277,000 at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values and estimated market values of long-term bond investments at December 31, 2001, by contractual maturity, are shown below:

                                                 Carrying       Estimated
                                                   Value       Market Value
                                              ------------     ------------
Due in one year or less..................      $17,484,770      $17,691,500
Due after one year through five years....      318,254,500      325,781,800
Due after five years through ten years....     158,084,033      157,315,087
Due after ten years......................      149,130,238      147,985,227
                                              ------------     ------------
      Subtotal...........................      642,953,541      648,773,614
Mortgage-backed securities...............       25,292,779       25,253,106
Asset-backed securities..................      125,577,866      123,556,575
Commercial mortgage-backed securities          106,962,902      106,394,320
                                              ------------     ------------
      Total..............................     $900,787,088     $903,977,615
                                              ============     ============

Bonds, other than mortgage-backed and asset-backed securities, which are not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations, although prepayment premiums may be applicable.

At December 31, 2001 and 2000, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                                  2001      2000
                                                 ------    ------
Manufacturing................................     20.7%     23.2%
Asset-backed securities......................     13.9      16.1
Commercial mortgage-backed securities........     11.9       8.3
Finance and financial services...............     10.9      16.3
Communication................................      9.0       5.0
Public Utilities.............................      7.6       5.7
Retail and wholesale trade...................      4.7       2.6
Mortgage-backed securities...................      2.8       5.4
Government...................................      2.3       4.0
Oil and gas..................................      2.3       3.7
Other........................................     13.9       9.7
                                                 ------    ------
      Total..................................    100.0%    100.0%
                                                 ======    ======

At December 31, 2001 and 2000, TIAA-CREF Life had an interest rate swap contract outstanding with a total notional value of $10,000,000 and $0, respectively.

Mortgage Loan Investments
TIAA-CREF Life makes mortgage loans that are principally collateralized by commercial real estate. TIAA-CREF Life's mortgage underwriting standards generally result in first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 75%. TIAA-CREF Life employs a system to monitor the effects of current and expected market conditions and other factors on the collectibility of mortgage loans. This system is utilized to identify and quantify any impairments in value considered to be other than temporary (none were identified at December 31, 2001 and 2000).

The mortgage loan investments at December 31, 2001 and 2000, are primarily collateralized by shopping centers (67.8%), and apartments (32.2%) and are primarily located in the South Atlantic (67.8%) and East North Central (32.2%) regions of the United States.

At December 31, 2001, the contractual maturity schedule of mortgage loans is shown below:

                                                           Carrying
                                                             Value
                                                          ----------
Due in one year or less..............................       $477,314
Due after one year through five years................      2,293,720
Due after five years through ten years...............     18,150,511
Due after ten years..................................      7,340,207
                                                         -----------
      Total..........................................    $28,261,752
                                                         ===========

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

The funding of mortgage loan commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. At December 31, 2001, TIAA-CREF Life had no outstanding forward commitments for future mortgage loan investments.

NOTE 4 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

Net Investment Income: For the years ended December 31, 2001, 2000 and 1999, the components of net investment income were as follows:

                                                                                              2001           2000          1999
                                                                                           -----------   -----------   -----------

Gross investment income:
   Bonds............................................................................       $43,820,226   $23,538,859   $15,597,349
   Mortgages........................................................................         2,029,819     2,062,238     2,053,110
   Cash and short-term investments..................................................         2,158,530     1,657,009     1,143,214
   Other............................................................................             9,602      (870,195)      287,700
                                                                                           -----------   -----------   -----------
      Total.........................................................................        48,018,177    26,387,911    19,081,373
Less investment expenses............................................................         1,391,799     1,013,981       194,176
                                                                                           -----------   -----------   -----------
Net investment income before amortization of IMR gains..............................        46,626,378    25,373,930    18,887,197
Plus amortization net of IMR gains..................................................           505,130       (35,842)        6,758
                                                                                           -----------   -----------   -----------
Net investment income...............................................................       $47,131,508   $25,338,088   $18,893,955
                                                                                           ===========   ===========   ===========

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 6.04%, 6.12%, and 6.88% in 2001, 2000, and 1999, respectively.

Realized Capital Gains and Losses: For the years ended December 31, 2001, 2000 and 1999, the net realized capital gains (losses) on sales and redemptions of investments were as follows:

                                                                                              2001         2000         1999
                                                                                           ---------    ---------    ---------

Bonds................................................................................      $(629,545)   $(572,925)   $ 187,504
Short-term investments...............................................................          3,761          156        1,396
                                                                                           ---------    ---------    ---------
Total realized gains (losses) before capital gains tax...............................       (625,784)    (572,769)     188,900
Capital gains tax (expense) benefit..................................................       (127,481)     200,469      (66,115)
                                                                                           ---------    ---------    ---------
      Total..........................................................................      $(753,265)   $(372,300)   $ 122,785
                                                                                           =========    =========    =========

NOTE 5 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA-CREF Life using market information available as of December 31, 2001 and 2000 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA-CREF Life could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                                   Notional       Carrying       Estimated
                                                                                     Value          Value        Fair Value
                                                                                 ------------   -------------

December 31, 2001
Assets
   Bonds..................................................................                      $900,787,088    $903,977,615
   Mortgages..............................................................                        28,261,752      29,526,413
   Cash and short-term investments........................................                        88,107,131      88,107,131
   Separate account seed money investment.................................                           379,721         379,721
Liabilities
   Personal Annuity Select - Fixed Account................................                       419,338,837     419,338,837
   Funding Agreements.....................................................                       295,470,130     295,470,130
Other Financial Instruments
   Interest Rate Swap Contract............................................       $ 10,000,000             --          15,581

December 31, 2000
Assets
   Bonds..................................................................                      $471,444,081    $472,872,747
   Mortgages..............................................................                        28,705,881      28,379,371
   Cash and short-term investments........................................                        55,907,109      55,907,109
   Separate account seed money investment.................................                           452,821         452,821
Liabilities
   Personal Annuity Select - Fixed Account................................                       171,038,864     171,038,864
   Funding Agreements.....................................................                       110,640,584     110,640,584

Bonds
The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings. The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2001 and 2000 are as follows:

                                                                  2001                         2000
                                                       --------------------------    --------------------------
                                                         Carrying     Estimated        Carrying     Estimated
                                                           Value      Fair Value         Value      Fair Value
                                                       ------------  ------------    ------------  ------------

Publicly traded bonds................................  $340,057,349  $338,278,638    $356,569,668  $355,612,007
Privately placed bonds...............................   560,729,739   565,698,977     114,874,413   117,260,740
                                                       ------------  ------------    ------------  ------------
Total................................................  $900,787,088  $903,977,615    $471,444,081  $472,872,747
                                                       ============  ============    ============  ============

Mortgages
The fair values of mortgages are generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Cash and short-term investments and separate account seed money investment The carrying values are reasonable estimates of their fair values.

Personal Annuity Select - Fixed Account: The carrying values of the liabilities are reasonable estimates of their fair values. Interest Rate Swap Contracts: The fair values of interest rate swap contracts, which are used for hedging purposes, are the estimated net gains that TIAA-CREF Life would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair values of interest rate swap contracts are estimated internally based on anticipated interest rates and estimated future cash flows, and such values are reviewed for reasonableness with estimates from TIAA-CREF Life's counterparties.

Insurance and Annuity Contracts
TIAA-CREF Life's insurance and annuity contracts, other than the Personal Annuity Select contract disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Funding Agreements
The carrying values (account balance) of the liabilities are reasonable estimates of their fair values.

NOTE 6 - SEPARATE ACCOUNT

TIAA-CREF Life Separate Account VA-1 ("VA-1") is a unit investment trust with all of its assets invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently, TIAA-CREF Life Funds have five investment portfolios:
Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund and Social Choice Equity Fund. The value of seed money invested by TIAA-CREF Life's general account in the unit investment trust at December 31, 2001 and 2000 was approximately $379,700 and $452,800, respectively. The account offers full or partial withdrawal at market value with no surrender charge.

TIAA-CREF Life provides mortality and expense guarantees to VA-1, for which it is compensated. TIAA-CREF Life guarantees that at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. TIAA-CREF Life also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

Other than the guarantees mentioned above, TIAA-CREF Life does not make any guarantees to policyholders on its separate accounts (including the investment performance of the separate accounts). The assets and liabilities of these accounts (which represent participant account values) are generally carried at market value.

NOTE 7 - RELATED PARTY TRANSACTIONS

The majority of services for the operation of TIAA-CREF Life are provided, at cost, by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA's costs for providing such services. TIAA-CREF Life also reimburses TIAA on a quarterly basis for certain investment management services, at cost, as per the terms of an Investment Management Agreement.

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of capital and surplus of $250 million or the amount of capital and surplus necessary to maintain TIAA-CREF Life's capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain TIAA-CREF Life's financial strength rating at least the same as TIAA's rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made a $25,000,000 capital contribution to TIAA-CREF Life during 2001, which brings the total net paid-in-capital received from TIAA to $270,000,000.

In 2001, TIAA-CREF Life entered into a $100 million unsecured credit facility arrangement with TIAA. As of December 31, 2001, $30 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee. There were no drawdowns under this facility during 2001.

TIAA-CREF Life provides all administrative services for VA-1 in accordance with an Administrative Services Agreement with VA-1. Teachers Personal Investor Services, a wholly-owned subsidiary of Enterprises, distributes contracts for VA-1.

Services for guaranteed funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. ("TFI"), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between TIAA-CREF Life and TFI.

NOTE 8 - FEDERAL INCOME TAXES

Beginning January 1, 1998, TIAA-CREF Life Insurance Company began filing a consolidated federal income tax return with its parent and its affiliates. The tax sharing agreement follows the current reimbursement method, whereby members of the consolidated group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Internal Revenue Code, ("Code").

The federal income tax provisions included in the accompanying statements of operations are based on taxes actually paid or recovered or anticipated to be paid or recovered. The income tax benefit (expense) of $1,852,000, $(1,542,000) and $(5,195,000) for 2001, 2000 and 1999 respectively, reflected in the accompanying statements of operations are the amounts that are payable or receivable under such tax sharing agreement. TIAA-CREF Life reported a tax loss for 2001, for which it is being fully reimbursed by TIAA due to taxes paid by TIAA-CREF Life in prior years. TIAA-CREF Life's tax loss for 2001 differed from its annual statement loss primarily due to differences in required reserves and the capitalization of policy acquisition costs required by the Code. At December 31, 2001 and 2000, TIAA-CREF Life had a receivable due of $1,056,000 and $2,397,000, respectively, from TIAA for federal income taxes.

At December 31, 2001, TIAA-CREF Life had no net operating loss (NOL) carryforward for tax purposes. It had capital loss carryforwards of $950,000 at December 31, 2001. These capital loss carryforwards will expire after five years (in 2005 and 2006). TIAA-CREF Life incurred federal taxes of $1,265,000 during 2000 and $5,225,000 during 1999 that are available for recoupment in the event of future net losses.

NOTE 9 - PENSION PLAN AND POSTRETIREMENT BENEFITS

TIAA-CREF Life has no employees. TIAA allocates employee benefit expenses to TIAA-CREF Life based on salaries attributable to TIAA-CREF Life. TIAA-CREF Life's net expense for the qualified defined contribution plan was approximately $1,684,900, $679,100 and $203,449 for 2001, 2000 and 1999, respectively, and for other postretirement benefit plans was $189,600, $77,700 and $27,106 for 2001, 2000 and 1999, respectively.

NOTE 10 - POLICY AND CONTRACT RESERVES

At December 31, 2001 and 2000, TIAA-CREF Life's general account annuity reserves and deposit liabilities are summarized as follows:

                                                                                 2001                    2000
                                                                        ---------------------    ---------------------
                                                                           Amount     Percent      Amount      Percent
                                                                        ------------  -------    ------------  -------

Subject to discretionary withdrawal:
  At book value without adjustment....................................  $716,152,634    99.5%    $281,991,501    99.5%
  At market value.....................................................            --      --               --      --
Not subject to discretionary withdrawal...............................     3,549,260     0.5        1,512,595     0.5
                                                                        ------------   -----     ------------   -----
Total annuity reserves and deposit liabilities........................   719,701,894   100.0%     283,504,096   100.0%
Reconciliation to total policy and contract reserves shown on the balance sheets:
   Reserves on other life policies and contracts......................     3,061,586                  101,547
   Reserves on accident and health policies...........................     8,208,743                  781,100
                                                                        ------------             ------------
Total policy and contract reserves....................................  $730,972,223             $284,386,743
                                                                        ============             ============

At December 31, 2001, additional long-term care insurance reserves in the amount of $5,000,000 were established in accordance with regulatory asset and reserve adequacy requirements.

NOTE 11 - CONCENTRATION OF RISK

TIAA-CREF Life received approximately $132,877,000 in Guaranteed Funding Agreement deposits from the state of California under the Golden State Scholarshare College Savings Trust in 2001 for its Guaranteed Option and the Governor's Scholarship program. This represented approximately 23% of TIAA-CREF Life's total cash provided from all sources in 2001.

NOTE 12 - CONTINGENCIES
It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA-CREF Life's financial position or the results of its operations.

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